Exhibit 23.2

                    Consent of Independent Auditors

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 29, 2000 relating to the financial statements of DST Systems, Inc., which appears in DST Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                /s/  PriceWaterhouseCoopers LLP
                 	     	     			-------------------------------
                          						PriceWaterhouseCoopers LLP

Kansas City, Missouri
May 10, 2000